UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

AMERICOLD REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34723	93-0295215
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Glenlake Parkway, South Tower, Suite 600

Atlanta, Georgia 30328

(Address of principal executive offices, including zip code)

(678) 441-1400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	COLD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry into a Material Definitive Agreement

On December 19, 2025, Americold Realty Trust, Inc. (the “Company”) and its subsidiary, Americold Realty Operating Partnership, L.P. (the “Operating Partnership”), and certain of the Operating Partnership’s subsidiaries entered into that certain Second Amendment (the “Second Amendment”) to that certain Credit Agreement, dated as of August 23, 2022 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), with Bank of America, N.A., as administrative agent (the “Administrative Agent”) and certain lenders and letter of credit issuers from time to time parties thereto.

The Second Amendment provided for a new $250 million U.S. dollar unsecured delayed draw term loan facility (the “2025 Delayed Draw Facility”). The 2025 Delayed Draw Facility is expected to be used to repay approximately $200 million of the Operating Partnership’s 4.68% senior unsecured notes which are due January 8, 2026, and for general corporate purposes.

The above summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is included herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 is incorporated herein by reference.

Item 9.01 - Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description

10.1	Second Amendment to Credit Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025

AMERICOLD REALTY TRUST, INC.

By:	/s/ E. Jay Wells
Name:	E. Jay Wells
Title:	Chief Financial Officer and Executive Vice President